PACE® Select Advisors Trust

July 22, 2026

Supplement to the prospectuses relating to Class A shares (the "Class A Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses"), and the Statement of Additional Information ("SAI"), each dated November 28, 2025, as supplemented.

Includes:

•  PACE® Global Real Estate Securities Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Global Real Estate Securities Investments (the "fund"), a series of the PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") as subadvisor to the fund, effective as of the close of business on July 17, 2026. In addition, at the recommendation of UBS AM, the Board has appointed Cohen & Steers Capital Management, Inc. ("C&S") to serve as a new subadvisor to the fund. C&S assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective as of the close of business on July 17, 2026.

I. PACE® Global Real Estate Securities Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Massachusetts Financial Services Company, doing business as MFS Investment Management" or "MFS" as a subadvisor to the fund in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Principal investments" beginning on page 72 of the Class A Prospectus, on page 71 of the Class P Prospectus and beginning on page 69 of the Class P2 Prospectus is revised by adding the following as the last paragraph of that section:

The non-US companies in which the fund invests may include those domiciled in emerging market countries. The fund may also invest in securities of foreign companies in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts.

ZS-1305

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Management process" beginning on page 72 of the Class A Prospectus, on page 72 of the Class P Prospectus and beginning on page 69 of the Class P2 Prospectus is revised by replacing the fourth paragraph of that section with the following:

The subadvisor utilizes a strategy that involves investing primarily in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies using an integrated, bottom-up, relative value investment process.

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Principal risks" beginning on page 72 of the Class A Prospectus, on page 72 of the Class P Prospectus and beginning on page 69 of the Class P2 Prospectus is revised by adding the following as a new risk factor:

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions (such as expropriation or nationalization), greater risks of political and civil instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to US issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the fund may invest may experience, high transaction costs, possible foreign controls on investment, less stringent investor protections, high rates of inflation or deflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additionally, the fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer's legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss.

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 74 of the Class A Prospectus, on page 74 of the Class P Prospectus and on page 71 of the Class P2 Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Cohen & Steers Capital Management, Inc. ("C&S") assumed day-to-day management of a separate portion of the fund's assets on July 17, 2026.

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 75 of the Class A Prospectus, on page 75 of the Class P Prospectus and on page 72 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

C&S serves as the fund's subadvisor.

The section captioned "PACE Global Real Estate Securities Investments Fund summary" and sub-captioned "Portfolio management team" on page 75 of the Class A Prospectus, on page 75 of the Class P Prospectus and on page 72 of the Class P2 Prospectus is revised by replacing the last bullet point of that section with the following:

•  C&S—Rogier Quirijns, Senior Vice President, William Leung, Senior Vice President, Ji Zhang, Senior Vice President, Jon Cheigh, President and Chief Investment Officer, and Jason Yablon, Executive Vice President, have been portfolio managers of the fund since July 2026.

The section captioned "More information about the funds—PACE Global Real Estate Securities Investments" and sub-captioned "Principal investments" beginning on page 117 of the Class A Prospectus, beginning on page 119 of the Class P Prospectus and beginning on page 114 of the Class P2 Prospectus is revised by adding the following as the last paragraphs of that section:

Under normal market conditions, the fund invests at least the lesser of (i) 40% of its total assets or (ii) the percentage of non-US companies in the index designated by the fund as its current benchmark, the FTSE EPRA Nareit Developed Real Estate Index-Net, minus 10%, in real estate companies organized or located outside the US or doing a substantial amount of business outside the US. As of March 31, 2026, 37% of FTSE EPRA Nareit Developed Real Estate Index-Net consisted of non-US securities. The benchmark does not otherwise constrain the fund's ability to make investments. The fund allocates its assets among various regions and countries, including the US (but in no fewer than three different countries). The fund considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US The non-US companies in which the fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The fund is not limited in the extent to which it may invest in emerging market companies.

The fund may also invest in securities of foreign companies in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts.

The fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-US companies. The fund's primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the fund's investments.

The section captioned "More information about the funds—PACE Global Real Estate Securities Investments" and sub-captioned "Management process" beginning on page 117 of the Class A Prospectus, beginning on page 119 of the Class P Prospectus and beginning on page 114 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

C&S currently serves as the fund's subadvisor.

The same section of each Prospectus is revised by replacing the fourth paragraph of that section with the following:

In managing the fund's portfolio, Cohen & Steers Capital Management, Inc. ("C&S") adheres to an integrated, bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, C&S utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value ("NAV"), cash flow multiple/growth ratios and a dividend discount model ("DDM"). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to global macroeconomic factors, risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models' output and drive the portfolio managers' investment decisions.

C&S will not seek to achieve specific environmental, social and governance ("ESG") outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, C&S may incorporate consideration of relevant ESG factors into its investment decision-making. C&S utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. C&S's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional information about principal risks" beginning on page 126 of the Class A Prospectus, beginning on page 128 of the Class P Prospectus and beginning on page 123 of the Class P2 Prospectus is revised by adding "Emerging market risk" as a risk factor applicable to PACE Global Real Estate Securities Investments in the applicable chart in that section.

The same section of the SAI is revised by indicating "Derivatives risk" and "Swap agreement risk" as non-principal risk factors applicable to PACE Global Real Estate Securities Investments.

The section captioned "Management" and sub-captioned "PACE Global Real Estate Securities Investments" beginning on page 172 of the Class A Prospectus, on page 172 of the Class P Prospectus and on page 162 of the Class P2 Prospectus is revised by replacing that section in its entirety with the following:

Cohen & Steers Capital Management, Inc. ("C&S") serves as subadvisor for PACE Global Real Estate Securities Investments. C&S, a registered investment advisor located at 1166 Avenue of the Americas, 30th Floor, New York, New York 10036, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of May 31, 2026, C&S managed approximately $99.5 billion in assets. C&S is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol "CNS." Rogier Quirijns, William Leung, Ji Zhang, Jon Cheigh and Jason Yablon are jointly responsible for the day-to-day management of the portion of the fund's portfolio allocated to C&S.

Mr. Quirijns joined C&S in 2008 and currently serves as Senior Vice President of C&S. He is based in London.

Mr. Leung has been with Cohen & Steers Asia Limited since 2012 and currently serves as Senior Vice President of C&S. He is based in Hong Kong.

Ms. Zhang joined C&S in 2018 and currently serves as Senior Vice President of C&S. Ms. Zhang is a Chartered Financial Analyst charterholder. She is based in New York.

Mr. Cheigh joined C&S in 2005 and currently serves as President and Chief Investment Officer of C&S. He is based in New York.

Mr. Yablon joined C&S in 2004 and currently serves as Executive Vice President of C&S. He is based in New York.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Global Real Estate Securities Investments" beginning on page 14 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Cohen & Steers Capital Management, Inc. ("C&S") serves as the fund's subadvisor.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Global Real Estate Securities Investments" on page 99 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Cohen & Steers Capital Management, Inc. ("C&S"), UBS AM (not the fund) pays C&S a fee based on the fund's average daily net assets.

The same section of the SAI is revised by replacing the last paragraph of that section with the following:

C&S is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol "CNS."

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Global Real Estate Securities Investments" beginning on page 150 of the SAI is revised by replacing the caption of that section with the following:

PACE Global Real Estate Securities Investments—Cohen & Steers Capital Management, Inc.

The same section of the SAI is revised by replacing that section in its entirety with the following:

C&S and its affiliated investment advisers (collectively, "Cohen & Steers," the "Company," or "we") may be granted the authority to vote proxies of securities held in its clients' portfolios. Our objective is to vote proxies in the best interests of our clients. To further this objective, we have adopted the Global Proxy Voting Policy. The Company's proxy voting committee (the "Proxy Committee") is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of members of the Company's investment team and legal and compliance department.

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the principles set forth below.

•  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•  Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•  Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•  Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•  Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

A copy of the full Global Proxy Voting Policy is available at https://www.cohenandsteers.com/themes-post/proxy-voting/

The section captioned "Portfolio managers" and sub-captioned "PACE Global Real Estate Securities Investments—MFS" beginning on page 234 of the SAI is revised by replacing the caption of that section with the following:

PACE Global Real Estate Securities Investments—Cohen & Steers Capital Management, Inc.

The same section of the SAI is revised by replacing that section in its entirety with the following:

Rogier Quirijns, William Leung, Ji Zhang, Jon Cheigh and Jason Yablon are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of April 30, 2026:

Rogier Quirijns

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	29	20
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,262	$6,355	$6,097
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

William Leung

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	28	19
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,262	$6,191	$5,429
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ji Zhang

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	47	45
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$30,145	$14,988	$9,475
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250

Jon Cheigh

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	30	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$22,350	$4,492	$5,798
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Jason Yablon

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	19	59	56
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$37,572	$18,278	$12,308
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250

Potential conflicts of interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a fund may invest or that may pursue a strategy similar to one of the fund's strategies, C&S has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. C&S generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, C&S also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, the fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Because certain C&S Accounts are managed with a cash management objective, it is possible that a security will be sold out of the C&S Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by C&S may compensate C&S using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by C&S, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account's fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in unified managed account programs or other model portfolio arrangements (collectively, "Model Portfolios") offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. C&S maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the fund, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in the fund.

Finally, the structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus compensation.

C&S has adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc., the parent company of C&S. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of Cohen & Steers, Inc.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm's financial results.

The investment performance evaluation is based on the team's excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers' ownership level in the funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy's advisory fees earned, the operating performance of C&S and Cohen & Steers, Inc., and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager's seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

C&S has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of C&S.

Ownership of fund shares. As of May 31, 2026, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC.